Exhibit 10.5
3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195
March 8, 2013
Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376
Subject: Amendment 46 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 46 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

2.	Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By: [**]	3/4/2013	By: [**]	3/14/2013
Authorized Signature	Date	Authorized Signature	Date

[**]		[**]
Type or Print Name		Type or Print Name

[**]		[**]
Title & Organization		Title & Organization
Address:		Address: 130 Holger Way
San Jose, California 95134-1376

Accepted and Agreed To:
Brocade Communications Switzerland, SarL
		[**]	3/8/2013
		Authorized Signature	Date
[**]
Type or Print Name
[**]
Title & Organization

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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 1

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	[**]		[**]	[**]	[**]
SW2400 & SW2800 (Refer to End of Life Products)
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2Gbit/sec Switch Products and Software (Refer to END OF LIFE section for EOL part numbers)
SW3200
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SW3800
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SW3900
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 2

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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SW325x & SW385x
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4Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
SW210E
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	[**]	[**]	[**]	[**]	[**]
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 3

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
SW4100
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SW4900
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SW7500
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BROCADE 7500E
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 4

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
8Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 300
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BROCADE 300 BUNDLED WITH SFP'S
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BROCADE 300 FRU's
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BROCADE 300 OPTIONAL SOFTWARE
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 5

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5100
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	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE 5100 BUNDLED WITH SFP'S
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BROCADE 5100 FRU's
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BROCADE 5100 OPTIONAL SOFTWARE
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 6

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
BROCADE 5300
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE 5300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
BROCADE 5300 FRU's
	[**]		[**]	[**]	[**]			[**]
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BROCADE 5300 OPTIONAL SOFTWARE
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 7

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
FCoE Switch Products and Software
BROCADE 8000
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 (CEE Only)
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 - ACCESSORIES
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BROCADE 8000 FRU's
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BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n's already released with Brocade 5100)

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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 8

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 8000 CEE Only (Accessories, FRU's, Optional Software)
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 CEE Only FRU's
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EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
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BROCADE 7800 MAINTENANCE RENEWALS
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BROCADE 7800 FRU's
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BROCADE 7800 OPTIONAL SOFTWARE
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 9

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
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BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
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BROCADE FS8-18 ENCRYPTION BLADE
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BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's
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BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
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MULTI-PROTOCOL ROUTER (Refer to END OF LIFE Section for EOL part numbers)
SW7420
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DIRECTOR PRODUCTS AND SOFTWARE (Refer to END OF LIFE Section for EOL part numbers)

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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 10

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
SW12000
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SW48000
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Amendment 46 to SOW 1
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4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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DCX BLADE - BUNDLED WITH SFP'S
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DCX - OPTIONAL SOFTWARE
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DCX - FRU's
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Amendment 46 to SOW 1
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4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE DCX-4S
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BROCADE DCX-4S MAINTENANCE RENEWALS
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BROCADE DCX-4S - ACCESSORIES
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BROCADE DCX-4S - FRU's
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Amendment 46 to SOW 1
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4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE DCX-4S - OPTIONAL SOFTWARE
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BROCADE FX8-24 DCX EXTENSION BLADE
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BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
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BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
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BROCADE FCoE 10-24 DCX Blade
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BROCADE FCoE 10-24 DCX Blade - FRU's
	[**]	[**]	[**]	[**]	[**]			[**]

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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 14

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
FABRIC MANAGER (Refer to END OF LIFE Section for EOL part numbers)

16Gbit/sec Switch Products
BROCADE 6505 Switch (IBM 2498-F24G / 249824G / 2498-X24)
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) ACCESSORIES
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) FRU'S
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) MAINTENANCE RENEWALS
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BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) OPTIONAL SOFTWARE
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BROCADE 6510 Switch (IBM 2498-F48)
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BROCADE 6510 Switch (IBM 2498-F48) MAINTENANCE RENEWALS
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 15

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch (IBM 2498-F48) ACCESSORIES & FRU's
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BROCADE 6510 Switch (IBM 2498-F48) OPTIONAL SOFTWARE
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BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96)
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BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-F96) FRU's
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 16

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
	[**]	[**]	[**]	[**]	[**]			[**]
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ACCESSORIES & FRU's
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BLADE FRU'S

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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 17

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
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	[**]	[**]	[**]	[**]	[**]			[**]
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OPTIONAL SOFTWARE:
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	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
IBM SYSTEM STORAGE SAN384B-2 (2499-416)
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IBM 2499-416 MAINTENANCE RENEWALS
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IBM 2499-416 FRU'S
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IBM SYSTEM STORAGE SAN768B-2 (2499-816)
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IBM 2499-816 MAINTENANCE RENEWALS
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IBM 2499-816 FRU'S
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 18

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Transceivers & Cables DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS (Refer to END OF LIFE Section for EOL part numbers)
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 19

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Transceivers & Cables DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS (FRU'S)
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CABLES
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 20

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Transceivers & Cables DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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CABLES (FRU'S)
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 21

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - RMA only DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 22

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Annual SW Maintenance DATE: March 7, 2013 FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]		[**]	[**]	[**]
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SW210E	[**]	[**]	[**]	[**]	[**]
SW210E	[**]	[**]	[**]	[**]	[**]
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Brocade 300	[**]	[**]	[**]	[**]	[**]
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SW3252	[**]	[**]	[**]	[**]	[**]
SW3252	[**]	[**]	[**]	[**]	[**]
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SW3854	[**]	[**]	[**]	[**]	[**]
SW3854	[**]	[**]	[**]	[**]	[**]
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SW4100	[**]	[**]	[**]	[**]	[**]
SW4100	[**]	[**]	[**]	[**]	[**]
SW48000	[**]	[**]	[**]	[**]	[**]
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 23

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Annual SW Maintenance DATE: March 7, 2013 FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
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SW4900	[**]	[**]	[**]	[**]	[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]
Brocade 5100	[**]	[**]	[**]	[**]	[**]
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Brocade 5300	[**]	[**]	[**]	[**]	[**]
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SW7420	[**]	[**]	[**]	[**]	[**]
SW7500	[**]	[**]	[**]	[**]	[**]

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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 24

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Annual SW Maintenance DATE: March 7, 2013 FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
Brocade 7500E	[**]	[**]	[**]	[**]	[**]
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 25

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - Annual SW Maintenance DATE: March 7, 2013 FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 26

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
SW2400 & SW2800
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SW3800
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SW3900
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 27

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
SW325x & SW385x
SW3252	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW3252	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW3854	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW3854	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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4Gbit/sec Switch Products and Software
SW210E
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SW4100
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SW4900
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 46 to SOW 1
Brocade Confidential Information                                Page 28

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5000
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SW7500
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BROCADE 7500E
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
8Gbit/sec Switch Products and Software
BROCADE 300
BROCADE 300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 300 FRU's
BROCADE 300 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 46 to SOW 1
Brocade Confidential Information                                Page 29

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5100
BROCADE 5100 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 5100 OPTIONAL SOFTWARE
	[**]		[**]	[**]	[**]
BROCADE 5300
BROCADE 5300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
[**]
	[**]		[**]	[**]	[**]

MULTI-PROTOCOL ROUTER
SW7420
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 30

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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SW24000
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SW48000
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 31

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
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BROCADE DCX (DATA CENTER BACKBONE)
DCX BLADE - BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 32

4999RO0022 (SOW-1) - AMENDMENT 46 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description - End Of Life Products DATE: March 7, 2013 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
FABRIC MANAGER
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TRANSCEIVERS
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Amendment 46 to SOW 1
Brocade Confidential Information                                Page 33